UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2005

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RENOVO HOLDINGS

(Exact name of registrant as specified in its charter)

__________________________________________________

Nevada	000-49634	88-0475756
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

100 Candace Drive
Suite 100
Maitland, Florida	32751
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including are code: (407) 599-2886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE:

This amendment is being filed to revise and clarify the disclosure in Item 4.01.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 12, 2005, the Registrant dismissed Beckstead and Watts, LLP as its independent auditor and appointed Jaspers + Hall, PC, as their independent accountants for the year ending December 31, 2005. On August 16, 2005, the Registrant notified Beckstead and Watts, LLP of their termination. This is a change of accountants recommended and approved by the Registrant’s sole officer and director. During the most recent two fiscal years and the portion of time preceding the decision to engage Jaspers + Hall, PC, neither the Registrant nor anyone engaged on its behalf has consulted with Jaspers + Hall, PC regarding (i) either the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(10(iv) of Regulation S-B) or a reportable event.

The audit reports issued by Beckstead and Watts, LLP with respect to the Registrant’s financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals, except for Beckstead and Watts, LLP’s issuance of going concern opinions on the financial statements for the fiscal years ended December 31, 2004 and 2003. From October 18, 2000 (inception) through August 16, 2005, when Beckstead and Watts, LLP was notified of their dismissal as the Registrant’s independent account, there were no disagreements between the Registrant and Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead and Watts, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Between August 12, 2005, the date the Registrant engaged Jaspers + Hall, PC, and August 16, 2005, the date Beckstead and Watts, LLP was notified of their termination, no reportable events or disagreements occurred between the Registrant and Beckstead and Watts, LLP.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Beckstead and Watts, LLP, as the independent accounts of the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

EXHIBITS

(16)	Letter from Beckstead and Watts, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVO HOLDINGS

By: /s/Stephen W. Carnes
Stephen W. Carnes, President

Date: September 1, 2005

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